                                                                   Exhibit 10.33

                                 VISTACARE, INC.

                            STOCK PURCHASE AGREEMENT

                          Dated as of December 23, 1999

                                Table of Contents

SECTION 1 AUTHORIZATION; AGREEMENT TO SELL AND PURCHASE...........................................................2

         1.1      Authorization of Shares, Bridge Warrant and Bridge Warrant Shares...............................2

         1.2      Sale and Purchase at Closing....................................................................3


SECTION 2 CLOSING, DELIVERY AND PAYMENT...........................................................................3

         2.1      Closing.........................................................................................3

         2.2      Deliveries......................................................................................3


SECTION 3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY...........................................................3

         3.1      Organization, Qualification and Corporate Power.................................................4

         3.2      Subsidiaries....................................................................................4

         3.3      Authorization of Agreements, etc................................................................4

         3.4      Validity........................................................................................5

         3.5      Capitalization..................................................................................5

         3.6      Financial Statements; Certain Reports; Liabilities..............................................8

         3.7      Certain Events..................................................................................9

         3.8      Litigation, Compliance with Law.................................................................9

         3.9      Proprietary Information of Third Parties.......................................................13

         3.10     Title to Properties............................................................................13

         3.11     Leasehold Interests............................................................................14

         3.12     Taxes..........................................................................................14

         3.13     Intellectual Property..........................................................................15

         3.14     Material Contracts.............................................................................15

         3.15     Compliance with Governing Documents and Material Contracts.....................................17

         3.16     Loans and Advances.............................................................................17

         3.17     Assumptions and Guaranties of Indebtedness of Other Persons....................................17

         3.18     Significant Suppliers..........................................................................18

         3.19     Employees......................................................................................18

         3.20     Transactions with Affiliates...................................................................19

         3.21     Governmental Approvals.........................................................................19

         3.22     Offering of the Shares and the Bridge Warrant..................................................20

         3.23     Environmental and Safety Laws..................................................................20

         3.24     Insurance......................................................................................20

         3.25     Qualified Small Business Stock.................................................................20

         3.26     Year 2000 Matters..............................................................................21

         3.27     Knowledge Qualification........................................................................21


SECTION 4 REPRESENTATIONS AND WARRANTIES OF THE ACQUIRERS........................................................21

         4.1      Requisite Power and Authority..................................................................22

         4.2      Consents.......................................................................................22

         4.3      Investment Representations.....................................................................22


SECTION 5 CONDITIONS TO CLOSING..................................................................................24

         5.1      Conditions to Acquirers' Obligations at the Closing............................................24

         5.2      Conditions to Obligations of the Company at the Closing........................................26


SECTION 6 COVENANTS OF THE COMPANY...............................................................................27


SECTION 7 PREEMPTIVE RIGHTS; KEYMAN REDEMPTION...................................................................27


SECTION 8 MISCELLANEOUS..........................................................................................28

         8.1      Expenses.......................................................................................28

         8.2      Confidentiality................................................................................28

         8.3      Publicity......................................................................................28

         8.4      Brokerage......................................................................................28

         8.5      Parties in Interest............................................................................28

         8.6      Notices........................................................................................29

         8.7      Governing Law..................................................................................29

         8.8      Entire Agreement...............................................................................29

         8.9      Counterparts...................................................................................30

         8.10     Amendments and Waivers.........................................................................30

         8.11     Severability...................................................................................30

         8.12     Titles and Subtitles...........................................................................30

         8.13     No Waiver, Cumulative Remedies.................................................................31

         8.14     Further Assurances.............................................................................31

         8.15     Survival.......................................................................................31

                                 VISTACARE, INC.

                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (the "Agreement") is entered into as of December 23, 1999, by and among VISTACARE, INC., a Delaware corporation (the "Company"), Bessemer Venture Partners III, L.P., a Delaware limited partnership ("Bessemer") and each of the entities and individuals, severally and not jointly, whose names are set forth on Exhibit A hereto (which entities and individuals are hereinafter collectively referred to as the "Purchasers" and each individually as a "Purchaser"). Bessemer and the Purchasers are sometimes hereinafter collectively referred to as the "Acquirers."

         WHEREAS, the Purchasers wish to purchase, and the Company wishes to sell, (a) 3,291,854 shares of the Company's Class C Common Stock, $.01 par value per share (the "Class C Common Stock"), and (b) 65,000 shares of the Company's Series D Convertible Preferred Stock, $.01 par value per share (the "Series D Preferred Stock"), on the terms and conditions set forth herein;

         WHEREAS, Bessemer has loaned $1,000,000 to the Company (the "Bridge Loan"), as evidenced by a Promissory Note dated as of July 26, 1999 (the "Bridge Note");

         WHEREAS, as consideration for Bessemer having made the Bridge Loan, the Company has agreed to issue a warrant (the "Bridge Warrant") to Bessemer to purchase 50,000 shares (the "Bridge Warrant Shares") of the Company's Class A Common Stock, $.01 par value per share, for $.01 per share; and

         WHEREAS, the Company, for itself and as successor to Vista Hospice Care, Inc. ("Vista"), and certain of the Company's shareholders are parties to certain agreements relating to the Company's shares and its shareholders, as follows:

         1. Registration Rights Agreement dated as of August 29, 1997 (as amended, the "Registration Rights Agreement");

         2.       Stockholders' Voting Agreement dated as of August 29, 1997;

         3.       Stockholder Rights Agreement dated as of August 29, 1997;

         4. Stock Purchase Agreement dated as of August 29, 1997 (as amended, the "1997 Purchase Agreement");

         5. Preferred Stock Purchase Agreement dated as of July 17, 1998 (as amended, the "July 1998 Purchase Agreement"); and

         6. Preferred Stock Purchase Agreement dated as of December 30, 1998 (the "December 1998 Purchase Agreement"),

which agreements, as amended, are collectively referred to herein as the "Shareholder Agreements").

                      THE PARTIES HEREBY AGREE AS FOLLOWS:

SECTION 1 AUTHORIZATION; AGREEMENT TO SELL AND PURCHASE

         1.1 Authorization of Shares, Bridge Warrant and Bridge Warrant Shares. On or prior to the Closing (as defined in Section 2.1 below), the Company shall have authorized (a) the sale and issuance to the Purchasers of 3,291,854 shares of Class C Common Stock (the "Class C Shares") and 65,000 shares of Series D Preferred Stock (the "Series D Shares" and, together with the Class B Shares, the "Shares"), having the rights, preferences, privileges and restrictions set forth in the Third Amended and Restated Certificate of Incorporation of the Company, in the form attached as Exhibit B hereto (the "Charter"), (b) the issuance of the shares of the Company's Class A Common Stock, $.01 par value per share (the "Class A Common Stock"), issuable upon conversion of the Shares, (c) the issuance to Bessemer of the Bridge Warrant, and (d) the sale and issuance of the Bridge Warrant Shares upon exercise of the Bridge Warrant.

         1.2 Sale and Purchase at Closing. Subject to the terms and conditions hereof and in reliance upon the representations, warranties and agreements contained herein, at the Closing the Company shall (a) issue and sell to each Purchaser, and each Purchaser shall purchase from the Company, the number of Shares set forth opposite such Purchaser's name on Exhibit A hereto, at a purchase price of one cent ($.01) per Class C Share and fifty dollars ($50.00) per Series D Share, and (b) issue to Bessemer the Bridge Warrant substantially in the form attached as Exhibit C hereto.

SECTION 2 CLOSING, DELIVERY AND PAYMENT

         2.1 Closing. The sale and purchase of the Shares and the issuance of the Warrant shall take place at a closing (the "Closing") to be held at the offices of Choate, Hall & Stewart, Exchange Place, 53 State Street, Boston, Massachusetts 02109 at 10:00 a.m. on December 27, 1999 or at such other time and place as the Company and the Acquirers may mutually agree (such date is hereinafter referred to as the "Closing Date").

         2.2 Deliveries. At the Closing, subject to the terms and conditions hereof, the Company will deliver (a) to the Purchasers certificates representing the Shares to be purchased by each Purchaser, against payment of the purchase price therefor by wire transfer or check made payable to the order of the Company, provided that $1,000,000 of the Purchase Price payable by Bessemer shall be paid by cancellation and discharge of the principal amount of the Bridge Note, and (b) to Bessemer the Bridge Warrant and all accrued and unpaid interest on the Bridge Note.

SECTION 3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to each Purchaser that except as otherwise set forth on Exhibit D hereto, with specific reference to the subsection of this Section 3 so affected:

         3.1 Organization, Qualification and Corporate Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company and each of the Subsidiaries (as hereinafter defined) is duly licensed or qualified to transact business in all jurisdictions in which the nature of the business transacted by the Company and the Subsidiaries or the character of the properties owned or leased by the Company and the Subsidiaries requires that the Company and the Subsidiaries qualify to do business as a foreign corporation, except where the failure to be so licensed or qualified would not have a material adverse effect on the business, operations or financial condition of the Company and the Subsidiaries, taken as a whole. The Company and each of the Subsidiaries has the corporate power and authority to own and hold its properties and to carry on its business as now conducted, and the Company has the corporate power and authority to execute, deliver and perform this Agreement, the Registration Rights Amendment, the Stockholders' Voting Agreement Consent and the Stockholder Rights Amendment (as such terms are hereinafter defined; the Registration Rights Amendment, the Stockholders' Voting Agreement Consent and the Stockholder Rights Amendment are referred to herein collectively as the "Ancillary Agreements"); to issue, sell and deliver the Shares; to issue and deliver the Bridge Warrant; to issue and deliver the Bridge Warrant Shares; and to issue and deliver the shares of Class A Common Stock, issuable upon conversion of the Shares (the "Conversion Shares").

         3.2 Subsidiaries. Except for the subsidiaries shown on the organization chart attached to Exhibit D hereto (the "Subsidiaries"), the Company has no subsidiaries and does not own or control, directly or indirectly, any shares of capital stock of any other corporation or any interest in any partnership, joint venture or other non-corporate business enterprise. The Company or one of the Subsidiaries owns all of the issued and outstanding capital stock of each Subsidiary.

         3.3 Authorization of Agreements, etc.

                  (a) The execution and delivery by the Company of this Agreement and the Ancillary Agreements and the performance by the Company of its obligations hereunder and thereunder, and the issuance, sale and delivery of the Shares and the Bridge Warrant pursuant hereto and the Bridge Warrant Shares and Conversion Shares have been duly authorized by all requisite corporate action and will not violate any provision of any law applicable to the Company, any order of any court or other governmental agency applicable to the Company, the Charter, or the By-laws of the Company, as amended, or any provision of any indenture, agreement or other instrument to which the Company or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

                  (b) The Shares have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances, except as provided in the Shareholder Agreements. The Bridge Warrant Shares and Conversion Shares have been duly reserved for issuance upon exercise of the Bridge Warrant and conversion of the Shares, as the case may be, and, when so issued, will be duly authorized, validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances, except as provided in the Shareholder Agreements. Neither the issuance, sale or delivery of the Shares nor the issuance or delivery of the Bridge Warrant, the Bridge Warrant Shares or the Conversion Shares is subject to any preemptive right of stockholders of the Company or to any right of first refusal or other right in favor of any person which has not been effectively waived.

         3.4 Validity. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms. The Ancillary Agreements, when executed and delivered in accordance with this Agreement, will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

         3.5 Capitalization.

                  (a) The authorized capital stock of the Company immediately after the Closing will consist of (i) 35,000,000 shares of Class A Common Stock, of which 9,454,606 will be issued and outstanding; (ii) 1,000,000 shares of Class B Common Stock, $.01 par value per share ("Class B Common Stock") and, together with the Class A Common Stock and the Class C Common Stock, the "Common Stock"), of which none will be issued and outstanding; (iii) 3,300,000 shares of Class C Common Stock, of which 3,291,854 will be issued and outstanding; and
(iv) 2,000,000 shares of Preferred Stock, $.01 per value per share (the "Preferred Stock"), (A) 404,500 of which are designated Series A-1 Preferred Stock, $.01 par value per share (the "Series A-1 Preferred Stock"), of which 375,000 will be issued and outstanding, (B) 29,500 of which are designated Series A-2 Preferred Stock, $.01 par value per share (the "Series A-2 Preferred Stock" and together with Series A-1 Preferred Stock, the "Series A Preferred Stock"), of which 29,500 will be issued and outstanding, (C) 485,000 of which are designated Series B Convertible Preferred Stock, $.01 par value per share ("Series B Preferred Stock") of which 485,000 will be issued and outstanding,
(D) 402,500 of which are designated Series C Convertible Preferred Stock, $.01 par value per share ("Series C Preferred Stock"), of which 402,500 will be issued and outstanding, and (E) 65,000 of which are designated Series D Preferred Stock, of which 65,000 will be issued and outstanding; and no other shares of Common Stock or Preferred Stock will be outstanding. At the Closing, all issued and outstanding shares of the Company's capital stock (i) will have been duly authorized and validly issued, (ii) will be fully paid and nonassessable, and (iii) will have been issued in compliance with all applicable state and federal laws concerning the issuance of securities. All outstanding options and warrants to purchase capital stock of the Company have been duly authorized and were issued in compliance with all applicable securities laws. Immediately after the Closing, (a) 10,972,850 shares of Class A Common Stock will be reserved for issuance upon conversion of the Series B Preferred Stock then outstanding, (b) 498,452 shares of Class A Common Stock will be reserved for issuance upon conversion of the Series C Preferred Stock then outstanding,
(c) 1,911,765 shares of Class A Common Stock will be reserved for issuance upon conversion of the Series D Preferred Stock then outstanding, (d) 3,291,854 shares of Class A Common Stock will be reserved for issuance upon conversion of the Class C Common Stock then outstanding, (e) 50,000 shares of Class A Common Stock will be reserved for issuance upon exercise of the Bridge Warrant, (f) 2,000,000 shares of Class A Common

Stock will be reserved for issuance under the Company's 1998 Stock Option Plan, and (g) 840,000 shares of Class B Common Stock will be reserved for issuance upon exercise of an outstanding warrant. The stockholders of record and holders of subscriptions, warrants, options, convertible securities, and other rights (contingent or other) to purchase or otherwise acquire from the Company any equity securities of the Company, and the number of shares of Common Stock or Preferred Stock and the number of such subscriptions, warrants, options, convertible securities, and other such rights held by each, are as set forth on Exhibit D hereto. The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class and series of authorized capital stock of the Company are as set forth in the Charter.

                  (b) Except as set forth on Exhibit D hereto or provided for in the Shareholder Agreements, (i) there is no commitment by the Company to issue shares, subscriptions, warrants, options, convertible securities, or other such rights or to distribute to holders of any of its equity securities any evidence of indebtedness or asset and (ii) there exist no preemptive rights with respect to the future issuances of securities by the Company. Except as provided for in the Charter, the Company has no obligation (contingent or other) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof. Except as described in Exhibit D hereto or provided in the Registration Rights Agreement, no registration rights under the Securities Act of 1933, as amended (the "Securities Act"), have been granted by the Company with respect to shares of its capital stock.

         3.6 Financial Statements; Certain Reports; Liabilities. The Company has furnished to the Purchasers (i) an audited balance sheet of the Company as of December 31, 1998 and the related audited statements of operations, shareholders' equity and cash flows for the year then ended, including the footnotes thereto, and (ii) attached as Exhibit E-1 hereto, a consolidated, unaudited balance sheet of the Company and its Subsidiaries as of November 30, 1999 (the "November 1999 Balance Sheet") and related statements of operations, shareholders' equity and cash flows for the ten months then ended (collectively, the "Financial Statements"). The Financial Statements (a) are complete and correct in all material respects, (b) are in accordance with the books and records of the Company and the Subsidiaries, (c) present fairly the financial position of the Company and its Subsidiaries for the periods and as of the dates indicated and (d) have been prepared in conformity with generally accepted accounting principles consistently applied throughout the periods indicated, subject only to, in the case of unaudited portions of the Financial Statements, the absence of footnotes and normal recurring year-end audit adjustments (which will not be material). The "Monthly Financial Operating Analysis" with respect to each of the Company's business regions and sites furnished to the directors of the Company for the period ended October 31, 1999, a copy of which is attached hereto as Exhibit E-2, was compiled by the Company's senior management in good faith and, to their knowledge, there are no inaccuracies in or omissions from the report which would have a material adverse affect on the Company as a whole. Neither the Company nor any Subsidiary has any material liabilities or, to the best of the Company's knowledge, any material contingent liabilities not disclosed in the Financial Statements, except current liabilities incurred in the ordinary course of business subsequent to November 30, 1999. The reserves against accounts receivable established by the Company in the Financial Statements(i) are computed in accordance with presently accepted industry standards consistently applied, (ii) meet the requirements of any law, rule, regulations, license, permit or governmental authorization applicable to such reserves, the Company or the business or assets, and (iii) are adequate in the opinion of the Company's senior management. The Company is not aware of any fact or circumstance which would necessitate, in the good faith application of prudent reserving practices and policies, any material adverse change in such reserves above that reflected in the November 1999 Balance Sheet.

         3.7 Certain Events. Except as set forth in this Agreement and the Exhibits hereto, and the documents referred to therein, neither the Company nor any Subsidiary has since November 30, 1999, (i) issued any stock, bond or other corporate security, (ii) borrowed any amount or incurred or become subject to any liability (absolute, accrued or contingent), except current liabilities incurred and liabilities under contracts entered into in the ordinary course of business, (iii) discharged or satisfied any lien or encumbrance or incurred or paid any obligation or liability (absolute, accrued or contingent) other than current liabilities incurred in the ordinary course of business, (iv) declared or made any payment or distribution to stockholders or purchased or redeemed any shares of its capital stock or other security, (v) mortgaged, pledged or subjected to lien any of its assets, tangible or intangible,(vi) sold, assigned or transferred any of its tangible assets except in the ordinary course of business, or canceled any debt or claim, (vii) sold, assigned, transferred or granted any exclusive license with respect to any patent, trademark, trade name, service mark, copyright, trade secret or other intangible asset, (viii) suffered any material loss of property or waived any right of substantial value except in the ordinary course of business, (ix) made any change in employee compensation except in the ordinary course of business and consistent with past practice, (x) made any material change in the manner of business or operations of the Company,
(xi) entered into any material transaction except in the ordinary course of business or as otherwise contemplated hereby or (xii) entered into any commitment (contingent or otherwise) to do any of the foregoing. In addition to the foregoing, except as set forth on Exhibit D hereto, since November 30, 1999, there has not been (i) any material adverse change in the assets, liabilities, financial condition or operations of the Company and its Subsidiaries from that reflected in the Financial Statements, other than changes in the ordinary course of business; (ii) any material change in any material agreement to which the Company or any Subsidiary is a party or by which it is bound; or (iii) any other event or condition of any character that, either individually or cumulatively, has materially and adversely affected the business, assets, liabilities, financial condition or operations of the Company and its Subsidiaries.

         3.8 Litigation, Compliance with Law.

                  (a) Except as set forth on Exhibit D hereto, there is no (i) action, suit, claim or proceeding pending or, to the best of the Company's knowledge, threatened or any investigation pending or, to the best of the Company's knowledge, threatened against or affecting (A) the Company or any Subsidiary, (B) any officer, director, employee, or agent of the Company or any Subsidiary, or (C) to the best of the Company's knowledge, any entity or person providing services to the Company or any Subsidiary (a "Provider") with respect to such Provider's services to or relationship with the Company or any Subsidiary, in each such case, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau agency or instrumentality, domestic or foreign, (ii) arbitration proceeding relating to the Company or any Subsidiary under collective bargaining agreements or otherwise, or (iii) governmental inquiry or audit pending or, to the best of the Company's knowledge, threatened against or affecting the Company or any Subsidiary, any officer, director, employee or agent of the Company or any Subsidiary or any Provider with respect to its services to or relationship with the Company or any Subsidiary (including without limitation any focused medical review or other inquiry or audit as to the qualification of the Company or any Subsidiary, any officer, director, employee or agent of the Company or any Subsidiary or any Provider with respect to its services to or relationship with the Company or any Subsidiary to hold or receive any governmental license or permit or as to its right to payment or reimbursement from any governmental agency or instrumentality) and, to the best of the Company's knowledge, there is no basis for any of the foregoing. Neither the Company nor any Subsidiary is in default with respect to any order, writ, injunction or decree of any court or of any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. Neither the Company nor any Subsidiary is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality and none of them has entered into any settlement with any third party of any claim. There is no action, suit, proceeding or investigation by the Company or any Subsidiary pending or threatened against others. Neither the Company nor any Subsidiary is in or has been in violation of, or delinquent in respect to, any statute, rule, regulation, order, restriction, decree, arbitration award, or any agreement with, or any license or permit from, any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of the Company's or any Subsidiary's business or the ownership of its properties which violation has or could (following any cure of any such violation by the Company or any Subsidiary) materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company and its Subsidiaries taken as a whole, including, but not limited to; state or federal anti-dumping laws; state and federal antitrust laws; laws, rules and regulations relating to the environment, hospices or other businesses required to be licensed; or occupational health and safety, employee benefits, wages, workplace safety, equal employment opportunity and race, religious, sex and age discrimination laws, rules and regulations. The Company and each Subsidiary have, and each currently satisfies the conditions to maintain, all material franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, and is not aware of any reason why it cannot obtain, without undue burden or expense, any similar authority for the conduct of its business as currently planned to be conducted. The Company and its Subsidiaries have taken all necessary actions to obtain Medicare provider numbers for each of their respective business sites and they expect to receive all such pending provider numbers in the ordinary course of business. The Company and each Subsidiary, to the extent requiring any form of governmental licensure, qualification or authorization, are duly licensed, qualified or authorized and in good standing under the applicable laws and regulations, respectively, of each state or territory in which the conduct of such business requires such licensure, qualification or authorization and have filed all required filings. The Company is not aware of any existing law, rule, regulation or order, or any proposed law, rule, regulation or order whether federal or state, which would prohibit or restrict the Company or any of its Subsidiaries from, or otherwise materially adversely affect the Company or any of its Subsidiaries in conducting its business in any jurisdiction in which it is now conducting business or in which it currently proposes to conduct business.

         (b) To the best of the Company's knowledge, neither the Company nor any Subsidiary, nor their respective directors, officers, employees or agents nor any Provider (only with respect to its services to or relationship with the Company or any Subsidiary) have engaged in any activity which is prohibited under the Federal Medicare and Medicaid Anti-Kickback Statute, 42 U.S.C. Section 1320a-7b, or the regulations promulgated thereunder, or related state or local fraud and abuse statutes or regulations or which is prohibited by rules of professional conduct including, without limitation: (i) knowingly and willfully making or causing to be made a false statement or representation of a material fact in any application for any benefit or payment; (ii) knowingly and willfully making or causing to be made any false statement or representation of a material fact for use in determining rights to any benefit or payment; (iii) failing to disclose knowledge by a claimant of the occurrence of any event affecting the initial or continued right to any benefit or payment on its own behalf or on behalf of another, with intent to secure such benefit or payment fraudulently; (iv) knowingly and willfully soliciting or receiving any remuneration (including any kickback, bribe or rebate), directly or indirectly, overtly or covertly, in cash or in kind or offering to pay such remuneration (A) in return for arranging for the furnishing of any items or service for which payment may be made in whole or in part by Medicare, Medicaid or other state health care programs, or (B) in return for purchasing, leasing, or ordering any good, facility, service, or item for which payment may be made in whole or in part by Medicare, Medicaid or other state health care programs; and (v) presenting or causing to be presented a claim for reimbursement of services under Medicare, Medicaid or other state health care programs, which claim is for an item or service that is known or should be known (in the absence of gross negligence by the Company or its Subsidiaries) to be (A) not provided as claimed or (B) false or fraudulent. To the best of the Company's knowledge, neither the Company nor any Subsidiary nor their respective directors, officers, employees, agents and Providers (only with respect to services provided to the Company or any Subsidiary) have established or maintain a "financial relationship," as that term is defined by the so-called "Stark Law", 42 U.S.C. Section 1395nn, with a physician or an immediate family member of a physician if such physician refers patients to the Company or a Subsidiary of the Company, unless such financial relationship meets an exception to the Stark Law.

         3.9 Proprietary Information of Third Parties. No third party has claimed or, to the best of the Company's knowledge, has reason to claim that any person employed by the Company or any Subsidiary or any consultant to the Company or any Subsidiary has (a) violated or may be violating any of the terms or conditions of his employment, non-competition or nondisclosure agreement with such third party, (b) disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of such third party, or (c) interfered or may be interfering in the employment relationship between such third party and any of its present or former employees. To the best of the Company's knowledge, no person employed by the Company or any Subsidiary and no consultant to the Company or any Subsidiary has utilized or proposes to utilize for the benefit of the Company or any Subsidiary any trade secret or any information or documentation proprietary to any third party, and to the best of the Company's knowledge, no person employed by the Company or any Subsidiary and no consultant to the Company or any Subsidiary has violated any confidential relationship which such person may have had with any third party, in connection with the development, manufacture or sale of any product or proposed product or the development or sale of any service or proposed service of the Company or any Subsidiary, and the Company has no reason to believe there will be any such utilization or violation. Except as set forth on Exhibit D, each employee of and consultant to the Company or any Subsidiary has executed a confidentiality agreement in the form attached to Exhibit D hereto and no exceptions have been taken by any such employee or consultant to the form of such agreement. The Company is not aware that any of its employees or consultants are in violation thereof.

         3.10 Title to Properties. The Company and each Subsidiary have good and marketable title to their respective properties and assets reflected in the Financial Statements and all such properties and assets are free and clear of mortgages, pledges, security interests, liens, charges, claims, restrictions and other encumbrances, except for (i) liens for current taxes not yet due and payable and minor imperfections of title, if any, not material in nature or amount and not materially detracting from the value or impairing the use of the property subject thereto or impairing the operations or proposed operations of the Company or such Subsidiary, and (ii) as set forth on Exhibit D hereto.

         3.11 Leasehold Interests. Each lease or agreement to which the Company or any Subsidiary is a party under which it is a lessee of any property, real or personal, is a valid and subsisting agreement without any material default of the Company or such Subsidiary and, to the best of the Company's knowledge, without any material default thereunder of any other party thereto. No event has occurred and is continuing which, with due notice or lapse of time or both, would constitute a material default or event of default by the Company or such Subsidiary under any such lease or agreement or, to the best of the Company's knowledge, by any other party thereto. The Company's or such Subsidiary's possession of such property has not been disturbed and, to the best of the Company's knowledge, no claim has been asserted against the Company or such Subsidiary adverse to its rights in such leasehold interests.

         3.12 Taxes. The Company and each Subsidiary have filed all tax returns, federal, state, county and local, required to be filed by them, and the Company and each Subsidiary have paid all taxes shown to be due by such returns as well as all other taxes, assessments and governmental charges which have become due or payable, including without limitation all taxes which the Company or such Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties. The Company and each Subsidiary has established adequate reserves for all taxes accrued but not yet payable. The federal income tax statements of the Company and each Subsidiary have never been audited by the Internal Revenue Service. No deficiency assessment with respect to or proposed adjustment of the Company's or any Subsidiary's federal, state, county or local taxes is pending or, to the best of the Company's or knowledge, threatened. There is no tax lien, whether imposed by any federal, state, county or local-taxing authority, outstanding against the assets, properties or business of the Company or any Subsidiary.

         3.13 Intellectual Property. The Company and each Subsidiary own or possess adequate licenses or other rights to all material patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets, know how or other information or proprietary rights (collectively, "Intellectual Property") which are necessary to the conduct of their respective business as conducted and as currently proposed to be conducted or the lack of which would materially adversely affect the Company or its business. There are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company or any Subsidiary bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products. No claim is pending or, to the best of the Company's or any Subsidiary's knowledge, threatened to the effect that the operations of the Company or any Subsidiary infringe upon or conflict with the asserted rights or any other person under any Intellectual Property, and, to the best of the Company's knowledge, there is no basis for any such claim (whether or not pending or threatened). Except as set forth on Exhibit D hereto, no claim is pending or threatened to the effect that any such Intellectual Property owned or licensed by the Company or any Subsidiary, or which the Company or any Subsidiary's otherwise has the right to use, is invalid or unenforceable by the Company or such Subsidiary, and to the best of the Company's knowledge there is no basis for any such claim (whether or not pending or threatened). To the best of the Company's knowledge, all technical information developed by and belonging to the Company or any Subsidiary which has not been patented has been kept confidential. Neither the Company nor any Subsidiary has granted or assigned to any other person or entity any right to provide the services or proposed services of the Company or such Subsidiary.

         3.14 Material Contracts. Except for the agreements identified on Exhibit D hereto or on Exhibit C to each of the 1997 Purchase Agreement, the July 1998 Purchase Agreement or the December 1998 Purchase Agreement, the Company (which term, for purposes of this Section 3.14, includes each Subsidiary) is not a party to or otherwise bound by any of the following types of written or oral contracts or instruments:

                  (a) any contract for the employment of any officer, employee or other person on a full-time or consulting basis which is not terminable on notice without cost or other liability to the Company;

                  (b) any contract relating to any severance obligations of the Company to any officer or employee;

                  (c) any purchase agreement, letter of intent, memorandum of understanding or other agreement (i) with any representative of any corporation or corporations, partnership, limited liability company, association or other business entity or any individual (each an "Acquisition Party") regarding the consolidation or merger of the Company, or any proposed subsidiary or affiliate of the Company with or into any such Acquisition Party or the consolidation or merger of such Acquisition Party with the Company or any Subsidiary or proposed subsidiary of the Company, (ii) with any Acquisition Party regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company or any Subsidiary or proposed subsidiary of the Company or any Acquisition Party, or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company or any Subsidiary or proposed subsidiary of the Company or any Acquisition Party is disposed of, or (iii) regarding any other form of acquisition, liquidation, dissolution or winding up of the Company or any Acquisition Party;

                  (d) any material agreement the terms of which are materially unfavorable to the Company as compared to prevailing market terms and conditions for the types of goods or services being provided thereunder.

         3.15 Compliance with Governing Documents and Material Contracts. The Company and its Subsidiaries and, to the best of the Company's knowledge, each other party thereto have in all material respects performed all the obligations required to be performed by them to date under each contract to which the Company or any Subsidiary, as the case may be, is a party which individually or in the aggregate would materially affect the business, financial condition, operations, property or affairs of the Company and its Subsidiaries taken as a whole (the "Material Contracts"), and have received no notice of default and are not in default (with due notice or lapse of time or both) under any Material Contract. Neither the Company nor any Subsidiary has any present expectation or intention of not fully performing all its obligations under each of its Material Contracts, and neither the Company nor any Subsidiary has any knowledge of any breach or anticipated breach by the other party to any of the Material Contracts. The Company is in full compliance with all of the terms and provisions of the Charter and its By-laws.

         3.16 Loans and Advances. Neither the Company nor any Subsidiary has any outstanding loans or advances to any person in excess of $1,000 or is obligated to make any such loans or advances, except, in each case, for advances to employees of the Company in respect of reimbursable business expenses anticipated to be incurred by them in connection with their performance of services for the Company.

         3.17 Assumptions and Guaranties of Indebtedness of Other Persons. Neither the Company nor any Subsidiary has assumed, guaranteed, endorsed or otherwise become directly or contingently liable on any indebtedness of any other person (including, without limitation, liability by way of any agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor, or otherwise to assure the creditor against loss), except for guarantees by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

         3.18 Significant Suppliers. To the best of the Company's knowledge, there is no supplier which is significant to the Company or any Subsidiary (a) which has one or more due but unpaid invoices to the Company and its Subsidiaries totalling more than $50,000, or (b) whose relationship with the Company or any Subsidiary is currently being adversely affected by the timeliness of the Company's and/or any Subsidiary's payments to such supplier.

         3.19 Employees. The Company (which term, for purposes of this Section 3.19, includes each Subsidiary) has complied in all material respects with all applicable laws relating to the employment of labor, including provisions relating to wages, hours, equal opportunity, collective bargaining and the payment of Social Security and other taxes, and with the Employee Retirement Income Security Act of 1974, as amended. The Company has made available to the Purchasers information with respect to all employees who have a written or oral agreement with the Company regarding his or her employment which agreement is not terminable on notice without cost or other liability to the Company. Such information includes each employee's name, title, compensation, the term of the agreement, the amount and timing of any severance arrangements, the amount of stock or other equity compensation (including the exercise price and vesting terms of any option) and the employee's time commitment (if less than full time). The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any officer, key employee or group of key employees. The Company's use of volunteer personnel is and has been in material compliance with all applicable laws, rules and regulations and has been primarily for non-clinical purposes.

      3.20 Transactions with Affiliates. No director, officer, employee or stockholder of the Company, or, to the Company's knowledge, any member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or, to the Company's knowledge, any member of the family of any such person, has a substantial interest or is an officer, director, trustee, partner or holder of more than 5% of the outstanding capital stock or other ownership interest thereof, (i) is a party to any transaction with the Company or any Subsidiary, including any contract, agreement or other arrangement providing for the employment or furnishing of services by, rental of real or personal property from, transfer of any asset (including any Intellectual Property) from or to, or otherwise requiring payments to any such person or firm or (ii) to the Company's knowledge, is an officer, director, trustee, partner or holder of more than 5% of the outstanding capital stock or other ownership interest in any entity engaged directly or indirectly in competition with the Company or any Subsidiary.

      3.21 Governmental Approvals. Subject to the accuracy of the representations and warranties of the Acquirers set forth in Section 4, no registration or filing with, or consent or approval of or other action by, any federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by the Company of this Agreement or the issuance, sale and delivery of the Shares, the Bridge Warrant, the Conversion Shares and the Bridge Warrant Shares, other than the filing of notice that may be required pursuant to federal and state securities laws in connection with the sale of the Shares. All such filings and notices required in connection with previous offerings of the Company's securities have been properly filed.

      3.22 Offering of the Shares and the Bridge Warrant. Neither the Company nor any person authorized or employed by the Company as agent, broker, dealer or otherwise in connection with the offering or sale of the Shares, the Bridge Warrant or any security of the Company similar to the Shares or the Bridge Warrant has offered the Shares, the Bridge Warrant or any such similar security for sale to, or solicited any offer to buy the Shares, the Bridge Warrant or any such similar security from, or otherwise approached or negotiated with respect thereto with, any person or persons, and neither the Company nor any person acting on its behalf has taken or will take any other action (including, without limitation, any offer, issuance or sale of any security of the Company under circumstances which might require the integration of such security with the Shares and the Bridge Warrant under the Securities Act of 1933, as amended (the "Securities Act") or the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder), in either case so as to subject the offering, issuance or sale of the Shares or the Bridge Warrant to the registration provisions of the Securities Act or of any applicable state securities (Blue Sky) laws or regulations.

      3.23 Environmental and Safety Laws. The Company and the Subsidiaries are not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and no material expenditures are or will be required in order to comply with any such existing statute, law or regulation that will materially or adversely affect the business, assets, liabilities, financial condition or operations of the Company.

      3.24 Insurance. The Company and each Subsidiary have insurance policies with coverage which the Company believes to be adequate for purposes of conducting the business of the Company and each Subsidiary as it is presently conducted.

      3.25 Qualified Small Business Stock. The Shares constitute upon issuance "qualified small business stock" as defined in Section 1202(c) of the Internal Revenue Code.

      3.26 Year 2000 Matters. To the best of the Company's knowledge, the computer systems, including, without limitation, all systems designed to collect patient data, to bill for services, to process payments received and otherwise to manage the business (collectively, the "Products and Systems") of the Company and its Subsidiaries and their agents are Year 2000 Compliant. As used herein, "Year 2000 Compliant" means that neither the performance nor functionality of the Products and Systems used by the Company or any Subsidiary and their agents is affected by dates prior to, during, spanning or after January 1, 2000 and shall include (a) accurately processing (including calculating, comparing and sequencing) date and time data from, into and between the years 1999 and 2000 and leap year calculations, (b) functioning without error, interruption or decreased performance relating to such date and time date, (c) accurately processing such date and time data when used in combination with other technology, if the other technology properly exchanges date and time data, (d) accurate date and time data century recognition, (e) calculations that accurately use the same century and multi-century formulae and date and time values, (f) date and time interface values which reflect the correct century and
(g) processing, storing, receiving and outputting all date and time date in a format that accurately indicates the century of the date and time data.

      3.27 Knowledge Qualification. Phrases referring to the Company's knowledge, awareness or belief as used in connection with any representation or warranty of the Company in this Section 3 mean all facts and matters which are known or which reasonably should be known through the exercise of due diligence by the following officers of the Company: Barry M. Smith, Perry Fine, Carolyn Cassin, David E. Daucher (who is acknowledged to be responsible for and knowledgeable regarding whether the Products and Systems of the Company and its Subsidiaries are Year 2000 Compliant) and Lois Armstrong.

SECTION 4 REPRESENTATIONS AND WARRANTIES OF THE ACQUIRERS

      Each Purchaser (including Bessemer), severally and not jointly, represents and warrants to the Company with respect to the Shares, and Bessemer represents and warrants to the Company with respect to the Bridge Warrant, that:

      4.1 Requisite Power and Authority. Such Acquirer has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the Ancillary Agreements and to carry out their provisions. All action on such Acquirer's part required for the lawful execution and delivery of this Agreement and the Ancillary Agreements has been or will be effectively taken prior to the Closing. Upon their execution and delivery, this Agreement and the Ancillary Agreements will be valid and binding obligations of such Acquirer.

      4.2 Consents. All consents, approvals, orders, authorizations, registrations, qualifications, designations, declarations or filings with any governmental or banking authority on the part of such Acquirer required in connection with the consummation of the transactions contemplated by this Agreement or the Ancillary Agreements have been or shall have been obtained prior to and be effective as of the Closing.

      4.3 Investment Representations. Such Acquirer understands that none of the Shares, the Bridge Warrant, the Bridge Warrant Shares or the Conversion Shares have been registered under the Securities Act. Such Acquirer also understands that the Shares or the Bridge Warrant, as the case may be, are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon such Acquirer's representations contained in this Agreement. Such Acquirer hereby represents and warrants as follows:

            (a) Acquirer Bears Economic Risk. Such Acquirer has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Such Acquirer must bear the economic risk of this investment indefinitely unless the Shares or the Bridge Warrant (or the Conversion Shares or the Bridge Warrant Shares) are registered pursuant to the Securities Act, or an exemption from registration is available. Such Acquirer understands that the Company has no present intention of registering the Shares, the Bridge Warrant, the Bridge Warrant Shares, the Conversion Shares or any shares of its Common Stock. Such Acquirer also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow such Acquirer to transfer all or any portion of the Shares, the

Bridge Warrant, the Bridge Warrant Shares or the Conversion Shares under the circumstances, in the amounts or at the times the Acquirer might propose.

            (b) Acquisition for Own Account. Such Acquirer is acquiring the Shares or the Bridge Warrant, as the case may be, and upon conversion or exercise, will acquire the Bridge Warrant Shares and the Conversion Shares, as the case may be, for such Acquirer's own account for investment only, and not with a view towards their distribution.

            (c) Company Information. Such Acquirer has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities. Such Acquirer has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

            (d) Rule 144. Such Acquirer acknowledges and agrees that the Shares or the Bridge Warrant and Bridge Warrant Shares, as the case may be, and the Conversion Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Such Acquirer has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through an unsolicited "broker's transaction" or in transactions directly with a market maker (as such term is defined under the Securities Exchange Act of 1934 as amended) and the number of shares being sold during any three-month period not exceeding specified limitations.

SECTION 5 CONDITIONS TO CLOSING

      5.1 Conditions to Acquirers' Obligations at the Closing. Bessemer's obligation to acquire the Bridge Warrant at the Closing and each of the Purchasers' obligations to purchase Shares at the Closing are subject to the satisfaction, at or prior to the Closing, of the following conditions:

            (a) Representations and Warranties True; Performance of Obligations. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects as of the Closing with the same force and effect as if they had been made on the Closing Date, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing.

            (b) Legal Investment. On the Closing Date, the sale and issuance of the Shares, the issuance of the Bridge Warrant and the proposed issuance of the Bridge Warrant Shares and the Conversion Shares shall be legally permitted by all laws and regulations to which the Acquirers and the Company are subject.

            (c) Consents, Permits, and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement and the Ancillary Agreements (except for such as may be properly obtained subsequent to the Closing).

            (d) Filing of Amended and Restated Certificate of Incorporation. The Charter shall have been filed with the Secretary of State of the State of Delaware prior to the Closing.

            (e) Registration Rights Amendment. Amendment No. 4 to Registration Rights Agreement in the form of Exhibit F hereto (the "Registration Rights Amendment") shall have been executed and delivered by the parties thereto, other than the Acquirers, prior to the Closing.

            (f) Stockholders Voting Agreement Consent. The Consent Pursuant to
Section 7 of Amended and Restated Stockholders' Voting Agreement (the "Stockholders' Voting Agreement Consent"), in the form of Exhibit G hereto, shall have been executed and delivered by the parties thereto, other than the Acquirers, prior to the Closing.

            (g) Stockholder Rights Amendment. Amendment No. 4 to Amended and Restated Stockholder Rights Agreement (the "Stockholder Rights Amendment"), in the form of Exhibit H hereto, shall have been executed and delivered by the parties thereto, other than the Acquirers, prior to the Closing.

            (h) Waiver of Preemptive Rights. The Waiver of Preemptive and Antidilution Rights (the "Preemptive and Antidilution Rights Waiver"), in the form of Exhibit I hereto, shall have been executed and delivered by the parties thereto, other than the Acquirers, prior to the Closing.

            (i) Legal Opinion. The Acquirers shall have received from Choate, Hall & Stewart, counsel to the Company, an opinion addressed to them, dated as of the Closing, in substantially the form attached hereto as Exhibit J.

            (j) Litigation. No action, suit, investigation or proceeding shall be pending or threatened before any court or governmental agency to restrict, prohibit, collect damages as a result of or otherwise challenge this Agreement or any Ancillary Agreement or any transaction contemplated hereby or thereby.

            (k) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Acquirers, and the Acquirers shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

            (l) HSR Clearance. The Parties shall have made all filings required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, with respect to the transactions contemplated hereby or any previous transactions between the Company and any Acquirer (the "HSR Filings") and the waiting period with respect to any such HSR Filings shall have expired or been terminated.

      5.2 Conditions to Obligations of the Company at the Closing. The Company's obligation to issue and sell the Shares and to issue the Bridge Warrant at the Closing, is subject to the satisfaction, on or prior to the Closing, of the following conditions:

            (a) Representations and Warranties True. The representations and warranties made by the Acquirers in Section 4 hereof shall be true and correct in all material respects as of the Closing with the same force and effect as if they had been made on and as of such date.

            (b) Performance of Obligations. The Acquirers shall have performed and complied with all agreements and conditions herein required to be performed or complied with by the Acquirers on or before the Closing.

            (c) Registration Rights Amendment. The Registration Rights Amendment shall have been executed and delivered by the parties thereto, other than the Company, prior to the Closing.

            (d) Stockholders Voting Agreement Consent. The Stockholders Voting Agreement Consent shall have been executed and delivered by the parties thereto, other than the Company, prior to the Closing.

            (e) Stockholder Rights Amendment. The Stockholder Rights Amendment shall have been executed and delivered by the parties thereto, other than the Company, prior to the Closing.

            (f) Preemptive and Antidilution Rights Waiver. The Preemptive and Antidilution Rights Waiver shall have been executed and delivered by the parties thereto, other than the Company, prior to the Closing.

            (g) Consents, Permits, and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement or the Ancillary Agreements (except for such as may be properly obtained subsequent to the Closing).

            (h) HSR Clearance. The parties shall have made any required HSR Filings and the waiting period with respect to any such HSR Filings shall have expired or been terminated.

            (i) Limited Release. The holders of the Company's Series B Preferred Stock purchasing Class C Shares hereunder shall have executed and delivered to the Company a Limited Release in the form of Exhibit K hereto.

            (j) Banc of America Consent and Waiver. Banc of America Commercial Finance Corporation ("Banc of America") shall have executed and delivered to the Company a Consent and Waiver substantially in the form of Exhibit L hereto, pursuant to which Banc of America shall (i) consent to the sale and issuance of the Shares and the Bridge Warrant and the other transactions contemplated by this Agreement, (ii) consent to the payment in cash by the Company to Bessemer of the accrued interest on the Bridge Note, and (iii) waive any antidilution adjustment to the exercise price on the number of shares issuable upon exercise of the warrant presently held by Banc of America that would otherwise result from the issuance or exercise of the Bridge Warrant.

SECTION 6 COVENANTS OF THE COMPANY

      The Company's covenants set forth in Section 6 of the 1997 Purchase Agreement are incorporated herein by reference for the benefit of each of the Purchasers, provided that (i) each defined term used therein shall be deemed to have the meaning ascribed to such defined term in this Agreement, if different, and (ii) all references to "Initial Closing" shall be deemed to refer to the "Closing" as defined herein.

SECTION 7 PREEMPTIVE RIGHTS; KEYMAN REDEMPTION

      The provisions of Sections 7.1, 7.2, 7.3, 7.5 - 7.8 and 7A of the 1997 Purchase Agreement are incorporated herein by reference, provided that (i) each defined term used therein shall be deemed to have the meaning ascribed to such defined term in this Agreement, if different, and (ii) all rights and obligations pursuant to such incorporated provisions shall terminate upon the consummation of a Qualified Initial Public Offering (as defined therein).

SECTION 8 MISCELLANEOUS

      8.1 Expenses. The Company shall pay, at the Closing, the reasonable out-of-pocket expenses of the Acquirers and the reasonable fees and expenses of counsel for the Acquirers incurred in connection with the transactions contemplated hereby, including without limitation, the filing and preparation fees relating to any HSR Filings required to be made by Health Care Capital Partners, L.P. in connection with its investment in the Company.

      8.2 Confidentiality. Each Acquirer agrees that it will keep confidential and will not disclose or divulge any confidential, proprietary or secret information which such Acquirer may obtain from the Company pursuant to financial statements, reports and other materials furnished or made available by the Company to such Acquirer pursuant to this Agreement, unless such information is known, or until such information becomes known, to the public; provided, however, that an Acquirer may disclose such information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, (ii) to any prospective purchaser of any Shares from such Purchaser or the Bridge Warrant from Bessemer as long as such prospective purchaser agrees in writing to be bound by the provisions of this Section, (iii) to any affiliate or partner of such Acquirer, (iv) to any other Acquirer or (v) as required by applicable law.

      8.3 Publicity. The Company will not use or display the name of any Acquirer or identify any Acquirer as an investor in the Company in any publicly disseminated communication, without such Acquirer's prior written consent.

      8.4 Brokerage. Each party hereto will indemnify and hold harmless the other against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

      8.5 Parties in Interest. All representations, covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

      8.6 Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed delivered (i) when delivered in person or (ii) five business days after being mailed by certified or registered mail, return receipt requested, or (iii) one business day after being sent by a recognized overnight courier service, addressed as follows:

                        a.    if to the Company, at:

                              VistaCare, Inc.
                              8125 No. Hayden Road
                              Suite 300
                              Scottsdale, AZ  85258
                              Attn:  Chief Financial Officer

                        with a copy to:

                              Robert V. Jahrling, Esq.
                              Choate, Hall & Stewart
                              Exchange Place, 53 State Street
                              Boston, MA 02109

                        b.    if to any Acquirer, at:

                              the address for such Acquirer set
                              forth on Exhibit A hereto

                        with a copy to:

                              William A. Knowlton, Esq.
                              Ropes & Gray
                              One International Place
                              Boston, MA 02110

or in either such case, at such other address or addresses as shall have been furnished in writing by such party to the others.

      8.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

      8.8 Entire Agreement. This Agreement, including the Exhibits hereto, constitutes the sole and entire agreement of the parties with respect to the subject matter hereof. All Exhibits hereto are hereby incorporated herein by reference.

      8.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      8.10 Amendments and Waivers.

            (a) This Agreement may be amended or modified only upon the written consent of the Company and (a) with respect to the Shares, holders of at least a majority of the Shares issued hereunder (treated as if converted and including any Conversion Shares into which the Shares have been converted that have not been sold to the public), and (b) with respect to the Bridge Warrant, the holder thereof.

            (b) With respect to the Shares, the obligations of the Company and the rights of the holders of the Shares and the Conversion Shares under this Agreement may be waived (either prospectively or retroactively) only with the written consent of the holders of at least a majority of the Shares issued hereunder (treated as if converted and including any Conversion Shares into which the Shares have been converted that have not been sold to the public).

            (c) With respect to the Bridge Warrant, the obligations of the Company and the rights of the holder thereof under this Agreement may be waived (either prospectively or retroactively) only with the written consent of such holder.

      8.11 Severability. If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby, unless the effect thereof would be to alter materially the effect of this Agreement.

      8.12 Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.

      8.13 No Waiver, Cumulative Remedies. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      8.14 Further Assurances. From and after the date of this Agreement, upon the request of the Acquirers or the Company, the Company and the Acquirers shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

      8.15 Survival. Except as otherwise provided herein, the representations, warranties, covenants and agreements made herein shall survive any investigation made by the Acquirers and the closing of the transactions contemplated hereby until the fifth anniversary of the Closing Date.

      IN WITNESS WHEREOF, the Company and the Acquirers have executed this Agreement as of the date first above written.

                                    VISTACARE, INC.


                                    By: /s/ Barry M. Smith
                                        ---------------------------------
                                        Barry M. Smith, President


                                    BESSEMER VENTURE PARTNERS III, L.P.


                                    By: Deer III & Co., general partner


                                    By: /s/ Robert H. Buescher
                                        ---------------------------------
                                        Robert H. Buescher, Manager



                                    PURCHASERS:


                                    HEALTH CARE CAPITAL PARTNERS, L.P.

                                    By: Ferrer Freeman Thompson & Co.
                                        LLC, its General Partner


                                        By: /s/ Robert T. Thompson
                                            -----------------------------
                                            Robert T. Thompson,
                                            Manager


                                    HEALTH CARE EXECUTIVE PARTNERS, L.P.

                                    By: Ferrer Freeman Thompson & Co.
                                        LLC, its General Partner


                                        By: /s/ Robert T. Thompson
                                            -----------------------------
                                            Robert T. Thompson,
                                            Manager

                                    BESSEMER VENTURE PARTNERS III, L.P.


                                    By: Deer III & Co., general partner

                                    By: /s/ Robert H. Buescher
                                        -----------------------------
                                        Robert H. Buescher, Manager


                                    *
                                    ---------------------------------
                                    William T. Burgin


                                    BRIMSTONE ISLAND CO. L.P.


                                    By: *
                                        -----------------------------
                                    *
                                    ---------------------------------
                                    Neill H. Brownstein

                                    /s/ Robert H. Buescher
                                    ---------------------------------
                                    Robert H. Buescher

                                    Hardymon Family Limited Partnership

                                    By: *
                                        -----------------------------

                                    *
                                    ---------------------------------
                                    Christopher F. O. Gabrieli


                                    GABRIELI FAMILY FOUNDATION

                                    By: *
                                        -----------------------------

                                    *
                                    ---------------------------------
                                    Michael I. Barach

                                    *
                                    ---------------------------------
                                    David J. Cowan

                                    *
                                    ---------------------------------
                                    Diane M. McPartlin

                                    *
                                    ---------------------------------
                                    Gautam A. Prakash

                                    *
                                    ---------------------------------
                                    Gerald N. Christopher

                                    *
                                    ---------------------------------
                                    Robi L. Soni

                                    *
                                    ---------------------------------
                                    Rodney A. Cohen

                                    *
                                    ---------------------------------
                                    Richard R. Davis

                                    *
                                    ---------------------------------
                                    Adam P. Godfrey


                                    BELISARIUS CORPORATION


                                    By: *
                                        -----------------------------

                                    *
                                    ---------------------------------
                                    Brenda M. Henagen

                                    *
                                    ---------------------------------
                                    Bradford Mills

                                    *
                                    ---------------------------------
                                    Robert J. S. Roriston

                                    *
                                    ---------------------------------
                                    Thomas F. Ruhm

                                    *
                                    ---------------------------------
                                    Russell D. Sternlicht


                                    QUENTIN CORPORATION


                                    By: *
                                        -----------------------------

                                    BVP III SPECIAL SITUATIONS L.P.

                                    By: Deer III & Co. LLC,
                                        general partner

                                    By: /s/ Robert H. Buescher
                                        -----------------------------
                                        Robert H. Buescher,
                                        Manager


                                   *By: /s/ Robert H. Buescher
                                        -----------------------------
                                        Robert H. Buescher,
                                        attorney-in-fact


                                    /s/ David E. Daucher
                                    ---------------------------------
                                    David E. Daucher